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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): NOVEMBER 30, 2004

                                 CALBATECH, INC.
               (Exact name of Company as specified in its charter)

                 (Name of Small Business issuer in its charter)

             Nevada                                        86-0932112
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                                    000-33039
                              (Commission file No.)

                          15375 Barranca Parkway, I-101
                                Irvine, CA 92618
           (Address of principal executive offices including zip code)

                                 (949) 450-9910
              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

As previously reported on the Current Report on Form 8-K filed on December 7, 2004, as amended by this Current Report on Form 8-K/A filed on June 24, 2005, CalbaTech, Inc., a Nevada corporation, announced that it acquired K-D Medical, Inc., a Maryland corporation as of the date of November 30, 2004. CalbaTech, Inc. filed a Form 8-K/A on June 27, 2005, to amend the Current Report on Form 8-K filed on December 7, 2004, to provide the Financial Statements of Businesses requested by Item 9.01(a).

This Form 8-K/A is being filed to amend the Current Report on Form 8-K filed on December 7, 2004 to include the Pro Forma Financial Information requested by
Item 9.01(b). This Amendment is intended to be read in conjunction with the Form 8-K Current Report filed on December 7, 2004 and the previously filed Amendment thereto filed as Form 8-K/A filed on June 24, 2005.

     (b) Pro Forma Financial Information


                                                    CALBATECH, INC
                                                PRO FORMA BALANCE SHEET
                                               As of September 30, 2004
                                                      (unaudited)
                                                                                                        Consolidated
                                                    Calbatech, Inc   KD Medical, Inc    Adjustments     Calbatech, Inc
                                                     -------------    -------------    -------------    -------------
ASSETS
CURRENT ASSETS
Cash (overdraft)                                     $     179,383    $      12,305    $    (350,000)   $    (158,312)
Accounts Receivable                                         16,708           95,971               --          112,679
Inventory                                                       --          169,695               --          169,695
Deposits                                                     5,627           21,163               --           26,790
                                                     -------------    -------------    -------------    -------------

Total Current Assets                                       201,718          299,134         (350,000)         150,852

Fixed Assets-Net                                            29,793           48,445               --           78,238
                                                     -------------    -------------    -------------    -------------

                                                     $     231,511    $     347,579    $    (350,000)   $     229,090
                                                     =============    =============    =============    =============

LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses                $     407,451    $      41,252    $          --    $     448,703
Capital leases-short term portion                            5,811               --               --            5,811
Notes payable-banks                                         61,612               --               --           61,612
Notes payable                                               80,000          931,557               --        1,011,557
Convertible notes payable-current portion                  295,138               --               --          295,138
Notes payable-related parties                               48,648          127,471           22,529          198,648
                                                     -------------    -------------    -------------    -------------
Total Current Liabilities                                  898,660        1,100,280           22,529        2,021,469
                                                     -------------    -------------    -------------    -------------

DEFICIENCY IN STOCKHOLDERS' EQUITY
Preferred Stock-par value $0.001 per
  share; 25,000,000 shares authorized;
  1,250,000 issued and outstanding                           1,250               --            1,250
Common Stock-par value $0.001 per
  share, 99,000,000 shares authorized;
  27,667,334 shares issued and outstanding                  27,667               --              200           27,867
Additional paid in capital                               3,725,842               --           51,800        3,777,642
Common stock subscription                                       --               --          195,000          195,000
Treasury stock, at cost                                    (15,075)              --          (15,075)
Accumulated Deficit                                     (4,406,833)        (752,701)        (619,529)      (5,779,063)
                                                     -------------    -------------    -------------    -------------
Total deficiency in Stockholders' Equity                  (667,149)        (752,701)        (372,529)      (1,792,379)
                                                     -------------    -------------    -------------    -------------

                                                     $     231,511    $     347,579    $    (350,000)   $     229,090
                                                     =============    =============    =============    =============


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                                                        CALBATECH, INC
                                                  PRO FORMA STATEMENT OF LOSS
                                                          (unaudited)


                                      Nine months ended September 30 ,2004             Year ended December 31, 2003
                                Calbatech, Inc  KD Medical, Inc  Consolidated   Calbatech, Inc  KD Medical, Inc  Consolidated
                                 ------------    ------------    ------------    ------------    ------------    ------------
REVENUES

Net Sales                        $    128,940    $    810,236    $    939,176    $     11,782    $  1,197,433    $  1,209,215
Cost of sales                         (23,118)       (255,492)       (278,610)         (5,634)       (516,921)       (522,555)
                                 ------------    ------------    ------------    ------------    ------------    ------------
Gross profit                          105,822         554,744         660,566           6,148         680,512         686,660

OPERATING EXPENSES
Selling and administrative          1,031,280         522,835       1,554,115       2,210,728         746,089       2,956,817
Goodwill impairment                    19,000              --          19,000       1,226,652              --       1,226,652
Depreciation                            8,223          37,931          46,154           2,163          41,244          43,407
                                 ------------    ------------    ------------    ------------    ------------    ------------
 Total operating expenses           1,058,503         560,766       1,619,269       3,439,543         787,333       4,226,876
                                 ------------    ------------    ------------    ------------    ------------    ------------

LOSS FROM OPERATIONS                 (952,681)         (6,022)       (958,703)     (3,433,395)       (106,821)     (3,540,216)

Other Income                           10,234              --          10,234          44,403              --          44,403
Reduction in liability from
  settlement of debt with
  acquisition                          91,662              --          91,662              --              --              --
Interest (expense)                    (35,124)        (12,442)        (47,566)       (276,561)        (52,574)       (329,135)
                                 ------------    ------------    ------------    ------------    ------------    ------------

Net (loss) before income taxes       (885,909)        (18,464)       (904,373)     (3,665,553)       (159,395)     (3,824,948)

Income taxes                               --              --              --              --              --              --
                                 ------------    ------------    ------------    ------------    ------------    ------------
NET (LOSS)                       $   (885,909)   $    (18,464)   $   (904,373)   $ (3,665,553)   $   (159,395)   $ (3,824,948)
                                 ============    ============    ============    ============    ============    ============
Beneficial conversion
  discount-preferred stock
  dividend                                 --              --              --        (124,334)                       (124,334)

Net (loss) per common share
  (basic and assuming dilution)  $   (885,909)   $    (18,464)   $   (904,373)   $ (3,789,887)   $   (159,395)   $ (3,949,282)
                                 ============    ============    ============    ============    ============    ============
Net (loss) per common share
(basic and assuming dilution)    $      (0.04)                   $      (0.04)   $      (0.32)                   $      (0.33)
                                 ============                    ============    ============                    ============
Weighed average common shares
outstanding                        21,859,064              --      21,859,064      11,885,371                      11,885,371

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: December 21, 2005                  CalbaTech, Inc.

                                          /s/ James DeOlden
                                          -----------------
                                          James DeOlden, Chief Executive Officer